Exhibit 10.3

                                 FIRST AMENDMENT
                                     TO THE
                  UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED
                         BENEFIT RESTORATION PLAN TRUST


         WHEREAS, effective June 25, 1997, UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED, a Virginia corporation (the "Company") established the Universal Leaf Tobacco Company, Incorporated Benefit Restoration Plan Trust (the "Trust") in conjunction with the agreement of WACHOVIA BANK, N.A., a national banking association (the "Trustee"), to serve as the Trust's initial trustee;

         WHEREAS, Section 13 of the Trust provides for the amendment of the Trust by the Company and the Trustee;

         WHEREAS, the Company and the Trustee have agreed to modify the terms of
Section 6 of the Trust governing investment authority to provide, among other things, that prior to a Change of Control, as defined under the Trust, the Company shall direct the investment of the assets of the Trust;

         NOW THEREFORE, effective January 12, 1999, Section 6 of the Trust is amended and restated in its entirety as follows:

Section 6.        Investment Authority

(a) The Trustee shall not be liable in discharging its duties hereunder, including without limitations its duty to invest and reinvest the assets of the Trust (collectively, the "Trust Fund"), if it acts for the exclusive benefit of the participants and their beneficiaries, in good faith and as a prudent person would act in accomplishing a similar task and in accordance with the terms of this Trust Agreement and any applicable federal or state laws, rules or regulations.

(b) Subject to investment guidelines agreed to in writing from time to time by the Company and the Trustee prior to a Change of Control, the Trustee shall have the power in investing and reinvesting the Trust Fund in its sole discretion:

         (1) To invest and reinvest in any readily marketable common and preferred stocks, bonds, notes, debentures (including convertible stocks and securities but not including any stock or security of the Trustee other than a de minimis amount held in a collective or mutual fund), certificates of deposit or demand or time deposits (including any such deposits with the Trustee) and shares of investment companies and mutual funds, without being limited to the classes or property in which the Trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Trust Fund;

         (2) To invest and reinvest all or any portion of the Trust Fund collectively through the medium of any proprietary mutual fund that may be established and maintained by the Trustee;

         (3) To commingle for investment purposes all or any portion of the Trust Fund with assets of any other similar trust or trusts established by the Company with the Trustee for the purpose of safeguarding deferred compensation or retirement income benefits of its employees and/or directors;

         (4)      To retain any property at any time received by the Trustee;

         (5) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

         (6) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any actions thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

         (7) To deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof any assessments levied with respect to any such property to deposited;

         (8)      To extend the time of payment of any obligation held by it;

         (9) To hold uninvested any moneys received by it, without liability for interest thereon, but only in anticipation of payments due for investments, reinvestments, expenses or disbursements;

         (10) To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

         (11) For the purposes of the Trust, to borrow money from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;

         (12) To employ suitable contractors and counsel, who may be counsel to the Company or to the Trustee, and to pay their reasonable expenses and compensation from the Trust Fund to the extent not paid by the Company;

         (13) To register investment in its own name or in the name of a nominee; to hold any investment in bearer form; and to combine certificates representing securities with certificates of the same issue held by it in other fiduciary capacities or to deposit or to arrange for the deposit of such securities with any depository, even though, when so deposited, such securities may be held in the name of the nominee of such depository with other securities deposited therewith by other persons, or to deposit or to arrange for the deposit of any securities issued or guaranteed by the United States government, or any agency or instrumentality thereof, including securities evidenced by book entries rather than by certificates, with the United States Department of the Treasury or a Federal Reserve Bank, even though, when so deposited, such securities may not be held separate from securities deposited therein by other persons; provided, however, that no securities held in the Trust Fund shall be deposited with the United States Department of the Treasury or a Federal Reserve Bank or other depository in the same account as any individual property of the Trustee, and provided, further, that the books and records of the Trustee shall at all times show that all such securities are part of the Trust Fund;

         (14) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction against liability or expenses it might incur therefrom;

         (15) To hold and retain policies of life insurance, annuity contracts, and other property of any kind which policies are contributed to the Trust by the Company or any subsidiary of the Company or are purchased by the Trustee provided, however, that the exercise by the Trustee of any incidents of ownership under any contract shall, prior to a Change of Control, be subject to the direction of the Company. After a Change of Control, the Trustee shall have all such rights;

         (16) To hold any other class of assets which may be contributed by the Company and that is deemed reasonable by the Trustee, unless expressly prohibited herein;

         (17) To loan any securities at any time held by it to brokers or dealers upon such security as may be deemed advisable, and during the terms of any such loan to permit the loaned securities to be transferred into the name of and voted by the borrower or others; and

         (18)     Generally,   to  do  all  acts,   whether  or  not   expressly
                  authorized, that the Trustee may deem necessary or desirable for the protection of the Trust.

(c) Prior to a Change of Control, the Company shall have the right, subject to this Section to direct the Trustee with respect to investments.

         (1) The Company may at any time direct the Trustee to segregate all or a portion of the Trust Fund in a separate investment account or accounts and may appoint one or more investment managers and/or an investment committee established by the Company to direct the investment and reinvestment of each such investment account or accounts. In such event, the Company shall notify the Trustee of the appointment of each such investment manager and/or investment committee. No such investment manager shall be related, directly or indirectly, to the Company. No members of the investment committee may be employees of the Company.

         (2) Thereafter, the Trustee shall make every sale or investment with respect to such investment account as directed in writing by the investment manager or investment committee. It shall be the duty of the Trustee to act strictly in accordance with each direction. The Trustee shall be under no duty to question any such direction of the investment manager or investment committee, to review any securities or other property held in such investment account or accounts acquired by it pursuant to such directions or to make any recommendations to the investment managers or investment committee with respect to such securities or other property.

         (3) Notwithstanding the foregoing, the Trustee, without obtaining prior approval or direction from an investment manager or investment committee, shall invest cash balances held by it from time to time in short term cash equivalents including, but not limited to, through the medium of any short term common, collective or commingled trust fund established and maintained by the Trustee subject to the instrument establishing such trust fund, U.S. Treasury Bills, commercial paper (including such forms of commercial paper as may be available through the Trustee's Trust Department), certificates of deposit (including certificates issued by the Trustee in its separate corporate capacity), and similar type securities, with a maturity not to exceed one year; and furthermore, sell such short term investments as may be necessary to carry out the instructions of an investment manager or investment committee regarding more permanent type investment and directed distributions.

         (4) The Trustee shall neither be liable nor responsible for any loss resulting to the Trust Fund by reason of any sale or purchase of an investment directed by an investment manager or investment committee nor by reason of the failure to take any action with respect to any investment which was acquired pursuant to any such direction in the absence of further directions of such investment manager or investment committee.

         (5) Notwithstanding anything in this Agreement to the contrary, the Trustee shall be indemnified and saved harmless by the Company from and against any and all personal liability to which the Trustee may be subjected by carrying out any directions of an investment manager or investment committee issued pursuant hereto or for failure to act in the absence of directions of the investment manager or investment committee including all expenses reasonably incurred in its defense in the event the Company fails to provide such defense; provided, however, the Trustee shall not be so indemnified if it participants knowingly in, or knowingly undertakes to conceal, an act or omission of an investment manager or investment committee, having actual knowledge that such act or omission is a breach of a fiduciary duty; provided further, however, that the Trustee shall not be deemed to have knowingly participated in or knowingly undertaken to conceal an act or omission of an investment manager or investment committee with knowledge that such act or omission was a breach of fiduciary duty by merely complying with directions of an investment manager or investment committee or for failure to act in the absence of directions of an investment manager or investment committee. The Trustee may rely upon any order, certificate, notice, direction or other documentary confirmation purporting to have been issued by the investment manager or investment committee which the Trustee believes to be genuine and to have been issued by the investment manager or investment committee. The Trustee shall not be charged with knowledge of the termination of the appointment of any investment manager or investment committee until it received written notice thereon from the Company.

(d) Following a Change of Control, the Trustee shall have the sole and absolute discretion in the management of the Trust assets and shall have all the powers set forth under Section 6(b). In investing the Trust assets, the Trustee shall consider:

         (1)      the needs of the Plan;

         (2) the need for matching of the Trust assets with the liabilities of the Plan; and

         (3) the duty of the Trustee to act solely in the best interests of the participants and their beneficiaries.

(e) The Trustee shall have the right, in its sole discretion, to delegate its investment responsibility to an investment manager who may be an affiliate of the Trustee. In the event the Trustee shall exercise this right, the Trustee shall remain, at all times responsible for the acts of an investment manager. The Trustee shall have the right to purchase an insurance policy or an annuity to fund the benefits of the Arrangements.

(f) The Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust Fund. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

         The remaining provisions of the Trust are ratified and remain in full force and effect.


                                            UNIVERSAL LEAF TOBACCO COMPANY,
                                            INCORPORATED



                                            By:     ___________________________

                                            Title: ____________________________

                                            Date: _____________________________




                                            WACHOVIA BANK, N.A.



                                            By:     ___________________________

                                            Title: ____________________________

                                            Date: _____________________________